FIRST WESTERN FUNDS TRUST

First Western Fixed Income Fund

First Western Short Duration Bond Fund

First Western Short Duration High Yield Credit Fund

Supplement dated July 24, 2019 to the Prospectus and Statement of

Additional Information (“SAI”) Dated December 28, 2018

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

First Western Financial, Inc., the parent company of First Western Capital Management Company (the “Adviser”), has entered into an agreement with Lido Advisors, LLC (“Lido”) whereby Lido, on behalf of its affiliate Oakhurst Advisors, LLC (“Oakhurst”), will acquire the Adviser’s mutual fund business (the “Transaction”). The current investment advisory agreement for each Fund (the “Current Advisory Agreements”) will be terminated upon the closing of the Transaction. On July 23, 2019, the Board of Trustees of First Western Funds Trust approved a new investment advisory agreement with Oakhurst for each Fund under which Oakhurst will provide substantially the same advisory services on substantially the same terms as are provided under the Current Advisory Agreements (the “New Advisory Agreements”), except that Oakhurst will have the ability to hire and replace sub-advisers for the Funds without seeking shareholder approval, subject to receipt of exemptive relief from the Securities and Exchange Commission and approval of a “manager-of-managers” structure by the Funds’ shareholders. The Transaction will not result in any change in the advisory fee rate paid by any of the Funds or the investment objective or principal investment strategies of the Funds. In addition, Oakhurst has agreed to maintain the same expense caps that are currently in place for each Fund for a period of two years following the Transaction. Each Fund’s portfolio manager(s) is expected to remain the same following the Transaction.

The New Advisory Agreements will be submitted to shareholders of each Fund for approval at a Special Meeting of Shareholders that is expected to be held on September 13, 2019 or any adjournment thereof. If you were a shareholder of record as of July 17, 2019 (the “Record Date”), you will be eligible to vote at this Special Meeting of Shareholders. If you become a shareholder after the Record Date, you will not be eligible to vote at the Special Meeting of Shareholders. All shareholders of record as of the Record Date will receive a proxy statement describing the Transaction and the New Advisory Agreements.

Assuming that shareholders approve the New Advisory Agreements, they will take effect on or about the date of shareholder approval. In the event shareholders do not approve the New Advisory Agreements, the Adviser will continue to serve as the investment adviser to the Funds pursuant to the terms of the Current Advisory Agreements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE